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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2001

         Universal Access, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000 28 559	36-4186543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker, Suite 600, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (312) 660-5000

          N/A

(Former name or former address, if changed since last report)

ITEMS  1-4.

  NOT APPLICABLE

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

    On April 24, 2001, Universal Access, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2001. An excerpt from the press release containing the financial results is an exhibit to this report.

ITEM 6.

  NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  NOT APPLICABLE

    (b)  NOT APPLICABLE

    (c)  EXHIBITS

EXHIBIT NUMBER

99.1	Excerpts from Press Release by Universal Access, Inc. dated April 24, 2001 referred to in Item 5 above.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL ACCESS, INC.
Date: April 26, 2001	By:	/s/ ROBERT M. BROWN Robert M. Brown Chief Executive Officer (Principal Financial and Accounting Officer)

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SIGNATURES